UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2018

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Parkway Drive, Suite 270 Lincolnshire, IL 60069 Telephone: (847) 808-3000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 10, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Camping World Holdings, Inc. (the “Company”), after discussion with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, determined that the Company’s previously issued consolidated financial statements as of and for the year ended December 31 2016, and as of and for the three months ended March 31, 2017, three and six months ended June 30, 2017 and three and nine months ended September 30, 2017 (collectively, the “Affected Periods”), should no longer be relied upon.

The Committee reached this conclusion based on the Company’s review of its deferred tax asset related to its acquisition of its direct interest in CWGS Enterprises, LLC (“CWGS, LLC”) through newly issued LLC units in connection with the Company’s initial public offering of its Class A common stock in October 2016 and its subsequent public offering of its Class A common stock in May 2017. Following the purchase of newly issued LLC units from CWGS, LLC in connection with these offerings, the Company’s deferred tax balances have reflected the differences in the book and tax basis of its investment in CWGS, LLC (i.e., outside basis). In connection with preparing its financial statements for the year ended December 31, 2017, including considerations for the provisional impact of the recently enacted U.S. tax reform legislation commonly referred to as the U.S. Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), the Company determined that a portion of the outside basis deferred tax asset related to its acquisition of the direct interest in CWGS, LLC through newly issued LLC units is not expected to be realized unless the Company were to dispose of its investment in CWGS, LLC, which the Company has no current plan to do. Accordingly, the Company has determined that it should have established a valuation allowance of $102.7 million against this portion of its deferred tax asset that was recorded through equity as of December 31, 2016. Following the establishment of the valuation allowance as of December 31, 2016, the Company recognizes subsequent changes to the valuation allowance through the provision for income taxes or equity, as applicable.  At March 31, 2017, the valuation allowance against this portion of its deferred tax asset was $102.6 million; at June 30, 2017, the valuation allowance against this portion of its deferred tax asset was $138.6 million; and at September 30, 2017, the valuation allowance against this portion of its deferred tax asset was $140.8 million. The effect of the correction of the foregoing error will be to decrease Deferred Tax Assets, Net and Additional Paid In Capital.

In addition, along with restating the Company’s consolidated financial statements for the correction discussed above, the Company will be making adjustments for certain immaterial items with respect to the years ended December 31, 2016 and 2015 and each quarterly period within the years ended December 31, 2017, 2016 and 2015. Although the effect of these corrections was not material to the previously issued financial statements for the years ended December 31, 2016 and 2015, the interim quarterly periods therein or the interim quarterly periods in the year ended December 31, 2017. In conjunction with the restatement described above, the Company has determined it would be appropriate to also record these adjustments for the respective periods. These errors were previously disclosed by the Company in its press release dated February 27, 2018, which was furnished pursuant to Item 2.02 of Form 8-K on the same date.

The Company expects to file amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017 to restate the consolidated financial statements contained therein for the errors noted above on or about the date hereof. The Company intends to include restated consolidated financial statements as of and for the fiscal year ended December 31, 2016 in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which it expects to file on or about the date hereof.

In connection with the restatement and the other immaterial errors noted above, management has determined that certain material weaknesses existed in the Company’s internal control over financial reporting as of December 31, 2016 and through December 31, 2017. Specifically, the following material weaknesses have been identified, i) the Company’s tax control related to the realization of deferred tax assets was ineffective, ii) certain accounting policies and procedures related to corporate accounting functions within FreedomRoads, which operates the Company’s RV dealerships, were not sufficiently documented and/or executed to be considered effective in providing reasonable assurance that accounting transactions are consistently recorded in accordance with generally accepted accounting principles and communication to those executing transactions and performing corporate review functions at FreedomRoads was not sufficiently performed to ensure internal control responsibilities were properly reinforced, and iii) certain of the Company’s transaction level and management review controls over the valuation of trade-in unit inventory were not effective. As a result, the Company’s chief executive officer and chief financial officer have concluded that the Company’s disclosure controls and procedures were not effective at the reasonable assurance level as of December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, and the Company’s management has concluded that its internal control over financial reporting was not effective as of December 31, 2017. A discussion of the Company’s plan to remediate these material weaknesses will be contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

The Company’s Audit Committee and members of the Company’s management have discussed the matters disclosed in this Item 4.02 with Ernst & Young LLP, the Company’s independent registered public accounting firm.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements about the Company’s plan with regards to the disposition of its investments in CWGS, LLC and its expectations related to realization of a portion of certain outside basis deferred tax asset; the effect of the correction of the error related to the valuation allowance; the Company’s plans to make adjustments for certain immaterial items in its financial statements for applicable prior periods and to include such adjustments in amended Quarterly Reports on Form 10-Q/A; the Company’s plan to include restated consolidated financial statements and discussion of its plan to remediate material weaknesses in its Annual Report on Form 10-K; and anticipated timing of filing the foregoing periodic reports. These forward-looking statements are based on management’s current expectations.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: potential impact of the recently identified material weaknesses in our internal control over financial reporting; the availability of financing to us and our customers; fuel shortages, or high prices for fuel; the well-being, as well as the continued popularity and reputation for quality, of our manufacturers; general economic conditions in our markets and ongoing economic and financial uncertainties; our ability to attract and retain customers; competition in the market for services, protection plans, products and resources targeting the RV lifestyle or RV enthusiast; our expansion into new, unfamiliar markets, businesses, or product lines or categories, as well as delays in opening or acquiring new retail locations; unforeseen expenses, difficulties, and delays frequently encountered in connection with expansion through acquisitions; our failure to maintain the strength and value of our brands; our ability to successfully order and manage our inventory to reflect consumer demand in a volatile market and anticipate changing consumer preferences and buying trends; fluctuations in our same store sales and whether they will be a meaningful indicator of future performance; the cyclical and seasonal nature of our business; our ability to operate and expand our business and to respond to changing business and economic conditions, which depends on the availability of adequate capital; the restrictive covenants imposed by our existing senior secured credit facilities and our floorplan financial facility; our reliance on seven fulfillment and distribution centers for our retail, e-commerce and catalog businesses; natural disasters, whether or not caused by climate change, unusual weather condition, epidemic outbreaks, terrorist acts and political events; our dependence on our relationships with third party providers of services, protection plans, products and resources and a disruption of these relationships or of these providers’ operations; whether third party lending institutions and insurance companies will continue to provide financing for RV purchases; our inability to retain senior executives and attract and retain other qualified employees; our ability to meet our labor needs; risks associated with leasing substantial amounts of space, including our inability to maintain the leases for our retail locations or locate alternative sites for our stores in our target markets and on terms that are acceptable to us; our business being subject to numerous federal, state and local regulations; regulations applicable to the sale of extended service contracts; our dealerships’ susceptibility to termination, non-renewal or renegotiation of dealer agreements if state dealer laws are repealed or weakened; our failure to comply with certain environmental regulations; climate change legislation or regulations restricting emission of “greenhouse gases;” a failure in our e-commerce operations, security breaches and cybersecurity risks; our inability to enforce our intellectual property rights and accusations of our infringement on the intellectual property rights of third parties; our inability to maintain or upgrade our information technology systems or our inability to convert to alternate systems in an efficient and timely manner; disruptions to our information technology systems or breaches of our network security; feasibility, delays, and difficulties in opening of Gander Outdoors retail locations; realization of anticipated benefits and cost savings related to recent acquisitions; potential litigation relating to products we sell as a result of recent acquisitions, including firearms and ammunition; Marcus Lemonis, through his beneficial ownership of our shares directly or indirectly held by ML Acquisition Company, LLC and ML RV Group, LLC, has substantial control over us and may approve or disapprove substantially all transactions and other matters requiring approval by our stockholders, including, but not limited to, the election of directors; the exemptions from certain corporate governance requirements that we will qualify for, and intend to rely on, due to the fact that we are a “controlled company” within the meaning of the New York Stock Exchange, or NYSE, listing requirements; and whether we are able to realize any tax benefits that may arise from our organizational structure and any redemptions or exchanges of CWGS, LLC common units for cash or stock.

These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, to be filed with the Securities and Exchange Commission, or SEC, on or about the date hereof, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

	By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Chief Financial Officer and Secretary

Date: March 13, 2018